Commitments	12 Months Ended
Jun. 30, 2013
Notes
Commitments

NOTE 11 – COMMITMENTS

On June 7, 2013, the Company entered into a consulting agreement for twelve months of services for a total of $52,000. The agreement calls for the following: months one and two: $10,000 per month; months three and four: $4,000 per month; and months five through twelve: $3,000 per month.

On March 30, 2012, the Company issued 855,462 shares of its common stock to its legal counsel for $85,546 of services rendered. The settlement agreement provides that the Company will pay the difference between the liability settled in shares and the net proceeds from the sale of the shares if the net proceeds is less than the liability settled. As of June 30, 2012, the Company had a contingent liability of approximately $0.09 per share or $76,992 to its legal counsel. As of June 30, 2013, the Company’s legal counsel sold the shares for approximately $15,223 which was applied to the outstanding balance owed by the Company. As a result, the contingent liability ceased and the Company recognized a loss on settlement of debt and recorded accounts payable of $70,323 during the year ended June 30, 2013.